UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 7, 2004

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		Number)

620 LESHER PLACE

LANSING, MICHIGAN 48912

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: 517-372-9200

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
99.1 Press release dated January 7, 2004

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 7, 2004, Neogen Corporation (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing consolidated financial results of the Company for the quarter ended November 30, 2003.

The information in this report furnished pursuant to Item 12 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION

By: /s/ RICHARD R. CURRENT

Richard R. Current
Chief Financial Officer

Date: January 8, 2004

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated January 7, 2004

2